WORLD OMNI 1997-A AUTOMOBILE LEASE SECURITIZATION TRUST
MONTHLY SERVICER CERTIFICATE
September 30, 1997
                                                                  Aggregate
                                                                  Net Investment
Aggregate Net Investment Value                                    Value                    99.8%
Original                                                          1,199,477,720.00         1,197,078,764.56
9/1/97                                                            1,199,477,720.00         1,197,078,764.56

Principal collections & reimbursement loss amount                    16,665,757.03            16,632,425.52
9/30/97                                                           1,182,811,962.97         1,180,446,339.04

Certificate Balance @ 9/30/97                                     1,199,477,720.00         1,197,078,764.56

                                                                  Class A-1
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     21.31038%       250,000,000
9/1/97                                                                       21.31038%       250,000,000

Principal collections & reimbursement loss amount                                             15,846,938
9/30/97                                                                                      234,153,062

Certificate Balance @ 9/30/97                                                21.31038%       250,000,000

                                                                  Class A-2
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     24.72004%       290,000,000
9/1/97                                                                       24.72004%       290,000,000

Principal collections & reimbursement loss amount                                                142,258
9/30/97                                                                                      289,857,742

Certificate Balance @ 9/30/97                                                24.72004%       290,000,000

                                                                  Class A-3
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     24.72004%       290,000,000
9/1/97                                                                       24.72004%       290,000,000

Principal collections & reimbursement loss amount                                                142,258
9/30/97                                                                                      289,857,742

Certificate Balance @ 9/30/97                                                24.72004%       290,000,000

                                                                  Class A-4
                                                                  Percentage               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                     23.63729%       277,297,857
9/1/97                                                                       23.63729%       277,297,857

Principal collections & reimbursement loss amount                                                136,027
9/30/97                                                                                      277,161,830

Certificate Balance @ 9/30/97                                                23.63729%       277,297,857

                                                                  Class B
                                                                  Allocation               Certificate
Aggregate Net Investment Value                                    Percentage               Balance

Original                                                                      5.61224%        65,839,332
9/1/97                                                                        5.61224%        65,839,332

Principal collections & reimbursement loss amount                                                 32,297
9/30/97                                                                                       65,807,035

Certificate Balance @ 9/30/97                                                 5.61224%        65,839,332



Aggregate Net Investment Value                                    Seller Interest          Balance

Original                                                                      2.00000%        23,941,575
9/1/97

Principal collections & reimbursement loss amount                             2.00000%           320,904
9/30/97                                                                       2.00000%        23,608,927

Certificate Balance @ 9/30/97                                                 2.00000%        23,941,575


Distributable Amounts                                             Total

Interest Distributable Amount                                         5,229,866.23
Principal Distributable Amount (1)                                   16,045,206.56
Reimbursed Charged-off Amount (1)                                       587,218.96
Reimbursed Residual Value Loss Amount                                         0.00
Reimbursed Additional Loss Amount                                             0.00

Total                                                                21,862,291.75

Distributable Amounts                                             Class A-1               %

Interest Distributable Amount                                         1,375,000.00
Principal Distributable Amount (1)                                   15,724,302.43                    98.00000%
Reimbursed Charged-off Amount (1)                                       122,635.80                    20.88417%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                17,221,938.23

Distributable Amounts                                             Class A-2                %

Interest Distributable Amount                                         1,631,250.00
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                       142,257.55                    24.22564%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                 1,773,507.55

Distributable Amounts                                             Class A-3                %

Interest Distributable Amount                                         1,655,416.67
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                       142,257.55                    24.22564%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                 1,797,674.22

Distributable Amounts                                             Class A-4                %

Interest Distributable Amount                                         1,594,462.68
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                       136,026.63                    23.16455%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                 1,730,489.31

Distributable Amounts                                             Class B                  %

Interest Distributable Amount                                           400,522.60
Principal Distributable Amount (1)                                            0.00                     0.00000%
Reimbursed Charged-off Amount (1)                                        32,297.04                     5.50000%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                   432,819.64

Distributable Amounts                                             Seller Interest          %

Interest Distributable Amount                                           167,676.96
Principal Distributable Amount (1)                                      320,904.13                     2.00000%
Reimbursed Charged-off Amount (1)                                             0.00                     0.00000%
Reimbursed Residual Value Loss Amount                                         0.00                     0.00000%
Reimbursed Additional Loss Amount                                             0.00                     0.00000%

Total                                                                   488,580.79

(1) These amounts will not be distributed during the Revolving period. They will be reinvested in additional contracts.

Certificate Factors                                               Series A-1               Series A-2

                                                        9/1/97              100.0000000%             100.0000000%
                                                        9/30/97             100.0000000%             100.0000000%

Certificate Factors                                               Series A-3               Series A-4

                                                        9/1/97              100.0000000%             100.0000000%
                                                        9/30/97             100.0000000%             100.0000000%

Certificate Factors                                               Series B

                                                        9/1/97              100.0000000%
                                                        9/30/97             100.0000000%

Pool Data                                                         9/1/97                   $

Number of Loans                                                          53,615
Prepayments                                                                 142                3,106,709.67
Scheduled Terminations                                                        0                        0.00
Charge-Offs                                                                 116                2,394,015.99
Weighted Ave APR                                                              9.38%


Pool Data                                                         9/30/97                  $

Number of Loans                                                          53,967
Prepayments                                                                 204                4,610,031.44
Scheduled Terminations                                                        0                        0.00
Charge-Offs                                                                  97                2,004,669.71
Weighted Ave APR                                                              9.38%


Account Balances                                                  Pay Ahead                Advance                  Reserve Fund

Balance as of  9/01/97                                                1,576,099.90               329,544.42            11,970,788.00
Balance as of  9/30/97                                                1,955,846.06               376,937.95            11,970,788.00
Change                                                                  379,746.16                47,393.53                     0.00
Required Amount (withdrawl from reserve)                                                                                        0.00
Reserve Fund Requirement                                                                                               11,970,788.00
Reserve Fund Supplement Requirement                                                                                             0.00

Residual Value Surplus Account

Beginning Balance 9/01/97                                                     0.00
Deposits                                                                      0.00
Withdrawls                                                                    0.00
Ending Balance 9/30/97                                                        0.00




Distribution per $1,000                                                                    Total

Total Distribution Amount                                                                              4.36885724

Interest Distribution Amount                                                                           4.36885724
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----

Distribution per $1,000                                                                    Class A-1

Total Distribution Amount                                                                              5.50000000

Interest Distribution Amount                                                                           5.50000000
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000


Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----

Distribution per $1,000                                                                    Class A-2

Total Distribution Amount                                                                              5.62500000

Interest Distribution Amount                                                                           5.62500000
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----


Distribution per $1,000                                                                    Class A-3

Total Distribution Amount                                                                              5.70833333

Interest Distribution Amount                                                                           5.70833333
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----


Distribution per $1,000                                                                    Class A-4

Total Distribution Amount                                                                              5.75000000

Interest Distribution Amount                                                                           5.75000000
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                       -----


Distribution per $1,000                                                                    Class B

Total Distribution Amount                                                                              6.08333330

Interest Distribution Amount                                                                           6.08333330
Carryover Shortfall                                                                                    0.00000000
Prior Carryover Shortfall                                                                              0.00000000

Total Carryover Shortfall                                                                              0.00000000


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                           0.00000000

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                              0.00000000
Unpaid Principal Loss Interest Amount                                                                  0.00000000

Seller Principal not paid to Seller                                                                -----
Seller Interest not paid to Seller                                                                 -----

Unpaid Class B Principal Carryover Shortfall                                                           0.00000000


Distribution per $1,000                                                                    Seller Interest

Total Distribution Amount                                                                              7.00358935

Interest Distribution Amount                                                                           7.00358935
Carryover Shortfall                                                                                -----
Prior Carryover Shortfall                                                                          -----

Total Carryover Shortfall                                                                          -----


Principal Distribution Amount                                                                          0.00000000


Principal Loss Amounts
Reimbursed Principal Loss Amount                                                                       0.00000000
Aggregate Unreimbursed Principal Loss Amount                                                       -----

Principal Loss Interest Amount
Reimbursed Principal Loss Interest Amount                                                          -----
Unpaid Principal Loss Interest Amount                                                              -----

Seller Principal not paid to Seller                                                                    0.00000000
Seller Interest not paid to Seller                                                                     0.00000000

Unpaid Class B Principal Carryover Shortfall                                                       -----



Servicing Fee                                                                              Total

Amount of Servicing Fee Paid                                                                     999,564.77
Total Unpaid                                                                                           0.00








Origination Trustee Expenses Paid (1)

UTI                                                                                                    0.00
SUBI                                                                                                   0.00
                                                                                                       0.00


Securitization Trustee Expenses Paid  (1)                                                              0.00

Additional Loss Amounts (2)                                                                            0.00

(1)  Expenses greater than $50,000 are broken out as follows:
(2)  Broken out as follows:









CHARGE-OFF RATE                                                   July                     August                   September





Outstanding                                                           2,135,899.63             2,394,015.99             2,004,669.71
Balance

Net
Liquidation                                                           1,488,402.86             1,685,881.09             1,317,355.85
Proceeds

Average
Aggregate
Net Investment                                                    1,199,477,720.00         1,199,477,720.00         1,199,477,720.00
Value

Annualized
Average
Charge-Off                                                                    0.65%                    0.71%                   0.69%
Rate


(Charge-off Rate Test will be satisfied if the annualized ratio is 2.75% or less)                                              0.68%



DELINQUENCY RATE
                                                                  #                                                 $

Past Due 31-60 days                                                         695                                        14,168,034
Past Due 61-90 days                                                         107                                         2,219,799
Past Due 91 + days                                                           60                                         1,223,493

 Total                                                                      862                                        17,611,326

(Delinquency Rate Test will be satisfied if the ratio is 1.75% or less)

                                                                  Delinquent               Current                  Delinquency
                                                                  Contracts                Contracts                Rate
                                                                  (> 60 days)



July                                                                        122                   53,189                       0.23%
August                                                                      171                   53,615                       0.32%
September                                                                   167                   53,967                       0.31%